Receivables (Tables)	12 Months Ended
Dec. 31, 2014
Schedule of Receivables

DECEMBER 31	2014	2013	2012

Receivables	$1,713.2	$1,692.6	$1,516.6

Allowance at beginning of year	$(4.6)	$(7.3)	$(8.3)
Reversal of allowance	0.9	4.1	2.1
Addition to allowance	(4.1)	(2.2)	(2.1)
Write-off against allowance	0.6	0.9	1.2
Translation difference	0.3	(0.1)	(0.2)
Allowance at end of year	$(6.9)	$(4.6)	$(7.3)

Total receivables, net of allowance	$1,706.3	$1,688.0	$1,509.3